                                                                     EXHIBIT (H)

                                                       Draft of December 9, 1998
                                                       -------------------------

                         The BlackRock High Yield Trust

                              4,000,000 Shares/*/
                            of Beneficial Interest

                            UNDERWRITING AGREEMENT
                            ----------------------

                                                               December __, 1998

PRUDENTIAL SECURITIES INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
PAINEWEBBER INCORPORATED
SALOMON SMITH BARNEY INC.
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York  10292

Dear Sirs:

          The BlackRock High Yield Trust, a Delaware business trust (the "Company"), BlackRock Financial Management, Inc., a Delaware corporation and the Company's sub-investment manager and co-administrator (the "Manager"), BlackRock Advisors, Inc., a Delaware corporation and the parent of the Manager and the Company's investment manager ("BlackRock") and Prudential Investments Fund Management L.L.C., a New York limited liability company as co-administrator ("PIFM"), hereby confirm their agreement with the several underwriters named in
Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

1.   Securities.  Subject to the terms and conditions herein contained, the
     ----------
Company proposes to issue and sell to the Underwriters an aggregate of 4,000,000 (the "Firm Securities") of common shares of beneficial interest in the Company, par value, $.001 per share (the "Shares"). The Company also proposes to issue and sell to the Underwriters not more than 600,000

________________________
/*/ Plus an option to purchase from The BlackRock High Yield Trust up to 600,000 additional shares to cover over-allotments.

additional Shares if requested by the Representatives as provided in Section 3 of this Agreement. Any and all Shares to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities", and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities".

2.   Representations and Warranties of the Company and the Manager.  (a) The
     -------------------------------------------------------------
Company and the Manager jointly and severally represent and warrant to, and agree with, each of the several Underwriters that:

               (i) A registration statement on Form N-2 (File Nos. 333-63145 and 811-8991) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. A notification of registration on Form N-8A (the "Notification of Registration") has also been filed with the Commission pursuant to
          Section 8(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). After the execution of this Agreement, the Company will file with the Commission either (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 497(h) under the Act and as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion filed as part of Pre-Effective Amendment No. 2 to such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 497(b) or (h), as the case may be, under the Act or, if applicable, as subsequently filed pursuant to Rule 497(d) under the Act.

               (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary

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          Prospectus was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Investment Company Act and the respective rules and regulations of the Commission thereunder and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Investment Company Act and the respective rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 497(b) or (h) under the Act, as the case may be, and, if applicable, when subsequently filed with the Commission pursuant to Rule 497(d) under the Act (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Investment Company Act and the respective rules and regulations of the Commission thereunder and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by (A) any Underwriter through the Representatives or (B) PIFM, specifically for use therein.

               (iii) When the Notification of Registration was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Investment Company Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

               (iv) The Company has been duly organized and is validly existing as a business trust in good standing under the laws of the State of Delaware and is duly qualified to transact business and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company; and the Company holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) (other than, if the Registration Statement is not effective under the Act, the order of the Commission declaring the Registration Statement effective under the Act and similar orders as may be required under state securities laws). The Company has no subsidiaries.

               (v) The Company has full power (corporate and other) (i) to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; (ii) to enter into this Agreement, the Investment Advisory Agreement, dated as of December __, 1998 (the "Investment Advisory Agreement"), between the Company and BlackRock, the Sub-Investment Advisory Agreement, dated as of December __, 1998 (the "Sub-Investment Advisory Agreement"), between the Company, BlackRock and the Manager, the Administration Agreement, dated as of December __, 1998 (the "Administration Agreement"), between the Company, the Manager and PIFM, the Custodian Contract, dated as of December __, 1998 (the "Custody Agreement"), between the Company and State Street Bank and Trust Company ("State Street") (in such capacity, the "Custodian"), the Transfer Agent and Services Agreement, dated as of December __, 1998 (the "Transfer Agent and Services Agreement"), between the Company and State Street; (iii) to adopt the automatic dividend reinvestment plan (the "Automatic Dividend Reinvestment Plan") described in the Prospectus, or, if the prospectus is not in existence, the most recent Preliminary Prospectus; and (iv) to carry out all the terms and provisions hereof and of any of the foregoing agreements and plans to be carried out by it.

               (vi) The Company is duly registered with the Commission pursuant to Section 8 of the Investment Company Act as a closed-end diversified management investment company; and the Company's declaration of trust and by-laws comply in all material respects with the Investment Company Act and the rules and regulations of the Commission thereunder.

               (vii) The Company has authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued Shares have been duly authorized and validly issued and are fully paid and nonassessable. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. The Securities have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange, and the Company's Registration Statement on Form 8-A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), has become effective. No holders of outstanding shares of beneficial interest of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

               (viii) The Shares conform to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

               (ix) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

               (x) The Statement of Assets and Liabilities of the Company included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly presents the financial position of the Company as of the dates therein specified. Such Statement of Assets and Liabilities has been prepared in accordance with generally accepted accounting principles.

               (xi) Deloitte & Touche LLP, who have certified certain financial statements of the Company and delivered their report with respect to the Statement of Assets and Liabilities of the Company included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act, the Investment Company Act and the respective rules and regulations thereunder.

               (xii) The execution and delivery of this Agreement, the Investment Advisory Agreement, the Sub-Investment Advisory Agreement, the Administration Agreement, the Custody Agreement and the Transfer Agent and Services Agreement have been duly authorized by the Company; this Agreement, the Investment Advisory Agreement, the Sub-Investment Advisory Agreement, the Administration Agreement, the Custody Agreement and the Transfer Agent and Services Agreement have been duly executed and delivered by the Company; and assuming due authorization, execution and delivery by the other parties thereto, the Investment Advisory Agreement, the Sub-Investment Advisory Agreement, the Administration Agreement, the Custody Agreement and the Transfer Agent and Services Agreement are the legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms, except that enforceability thereof may be subject to (A) bankruptcy, insolvency, reorganization, moratorium and other laws whether statutory or decisional now or hereafter in effect relating to creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (B) as rights to indemnity may be limited by federal or state securities laws, and this Agreement, the Investment Advisory Agreement, the Sub-Investment Advisory Agreement and the Custody Agreement comply in all material respects with the requirements of the Investment Company Act and the Sub-Investment Advisory Agreement and Investment Advisory Agreement comply in all material respects with the requirements of the Investment Advisers Act of 1940, as amended (the "Adviser's Act") and the respective rules and regulations of the Commission thereunder; and the Automatic Dividend Reinvestment Plan has been duly adopted by the Company.

               (xiii) No legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject that are required to be described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and are not described therein and no such proceedings have been threatened against the Company or with respect to any of its properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

               (xiv) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement, the Investment Advisory Agreement, the Sub-Investment Advisory Agreement, the Administration Agreement, the Custody Agreement and the Transfer and Agent Services Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, stock exchange or securities association except such as have been obtained, such as may be required under state securities laws or the rules of the National Association of Securities Dealers, Inc. (the "NASD Rules") and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act or the Investment Company Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties are bound, or (C) conflict with the declaration of trust or by-laws of the Company or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company.

               (xv) Subsequent to the date of the audited Statement of Assets and Liabilities included in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, and there has not been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, financial position or net worth of the Company, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

               (xvi) The Company has not distributed and prior to the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, the sales literature (including the prospectus wrapper and letters to BlackRock and BBT shareholders) or other materials, if any, permitted by the Act.

               (xvii) The Company has not directly or indirectly, (A) taken any action designed to cause or to result in, or that constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement, except as contemplated by any Preliminary Prospectus, the Prospectus or this Agreement (X) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (Y) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

               (xviii)Each certificate signed by any officer of the Company in his or her capacity as such and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

               (xix) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization and with the investment policies and restrictions of the Company and the applicable

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          requirements of the Investment Company Act, the rules and regulations thereunder and the Internal Revenue Code of 1986, as amended; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the Investment Company Act and the rules and regulations thereunder; (C) access to assets is permitted only in accordance with management's general or specific authorization; and
          (D) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xx) The conduct by the Company of its business (as described in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

          (b) The Manager represents and warrants to, and agrees with each of the Underwriters that:

               (i) The Manager has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Manager.

               (ii) The Manager has full power (corporate and other) to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Manager has full power (corporate and other) to enter into this Agreement and the Sub-Investment Advisory Agreement and the Administration Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it.

               (iii) The Manager is duly registered with the Commission as an investment adviser under the Advisers Act; and the Manager is not prohibited by any provision of the Advisers Act or the Investment Company Act, or the respective rules and regulations of the Commission thereunder, from performing its obligations under the Sub-Investment Advisory Agreement.

               (iv) The execution and delivery of this Agreement, the Sub-Investment Advisory Agreement and the Administration Agreement have been duly authorized by the Manager; this Agreement, the Sub-Investment Advisory Agreement and the Administration Agreement have been duly executed and delivered by the Manager; and, assuming due authorization, execution and delivery by the Company, the Sub-Investment Advisory Agreement and the Administration Agreement are the legal, valid and binding agreements of the Manager enforceable in accordance with their respective terms, except that enforceability thereof may be subject to
          (A) bankruptcy, insolvency, reorganization, moratorium and other laws whether statutory or decisional now or hereafter in effect relating to creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (B) as rights to indemnity may be limited by federal or state securities laws, and comply in all material respects with the Advisers Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder.

               (v) The compliance by the Manager with the provisions of this Agreement, the Sub-Investment Advisory Agreement and the Administration Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, stock exchange or securities association except such as have been obtained, such as may be required under state securities laws or the NASD Rules and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act or the Investment Company Act, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other material agreement or instrument to which the Manager is a party or by which the Manager or any of its properties are bound, or (C) conflict with the charter documents or by-laws of the Manager or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator, stock exchange or securities association applicable to the Manager.

               (vi) The description of the Manager and its business contained in the Prospectus (or, if the Prospectus is not yet in existence, the most recent Preliminary Prospectus) complies in all material respects with the requirements of the Act, the Investment Company Act and the respective rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (vii) Subsequent to the date of the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there has not been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Manager), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Manager or in the ability of the Manager to fulfill its respective obligations under this Agreement, the Sub-Investment Advisory Agreement or the Administration Agreement.

               (viii) No legal or governmental proceedings are pending to which the Manager is a party or to which the property of the Manager is subject that are required to be described in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and are not described therein and, to the best knowledge of the Manager, no such proceedings have been threatened against the Manager or with respect to any of its properties.

               (ix) The Manager has not, directly or indirectly, (A) taken any action designed to cause or to result in, or that constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) since the filing of the Registration Statement, except as contemplated by any Preliminary Prospectus, the Prospectus or this Agreement (X) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (Y) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

               (x) The Manager has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus.

          (c) BlackRock represents and warrants to, and agrees with each of the Underwriters that:

               (i) BlackRock has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to BlackRock.

               (ii) The description of BlackRock in the Prospectus (or, if the Prospectus is not yet in existence, the most recent Preliminary Prospectus) does not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (iii) This Agreement has been duly authorized, executed and delivered by BlackRock; and neither the execution and delivery of this Agreement nor the performance by BlackRock of its obligations hereunder will (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, or (B) conflict with, or result in a breach of any of the terms and provisions of, or constitute, with or without giving notice or lapse of time or both, a default under, any material agreement or instrument to which BlackRock is a party or by which it is bound, or (C) conflict with any law, order, rule or regulation applicable to it of any jurisdiction, court, federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over it or its properties or operations.

               (iv) BlackRock has the financial resources available to it necessary for the performance of its obligations as contemplated in the Registration Statement and the Prospectus.

     (d) [NOTE: SUBJECT TO REVIEW BY PRUDENTIAL.] [PIFM represents and warrants to, and agrees with each of the Underwriters that:

               (i) PIFM has been duly organized as a limited liability company under the laws of the State of New York with power and authority to conduct its business as described in the Prospectus.

               (ii) The description of PIFM in the Prospectus (or, if the Prospectus is not yet in existence, the most recent Preliminary Prospectus) does not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (iii) The Administration Agreement has been duly authorized, executed and delivered by it, and assuming due authorization, execution and delivery by the other parties thereto, constitutes a legal, valid and binding obligation of PIFM, enforceable in accordance with its terms, subject to (A) bankruptcy, insolvency, reorganization, moratorium and other laws whether statutory or decisional now or hereafter in effect relating to creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (B) as rights to indemnity may be limited by federal or state securities laws; and neither the execution and delivery of the Administration Agreement nor the performance by PIFM of its obligations thereunder will conflict with, or result in a breach of any of the terms and provisions of, or constitute, with or without giving notice or lapse of time or both, a default under, any material agreement or instrument to which it is a party or by which it is bound, or any law, order, rule or regulation applicable to it of any jurisdiction, court, federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over it or its properties or operations.

               (iv) There is not pending any action, suit or proceeding, or, to the best knowledge of PIFM, threatened any action, suit, proceeding, inquiry or investigation, to which PIFM is a party, or to which the property of PIFM is subject, before or brought by any court or governmental agency or body, that if determined adversely to PIFM, would result in any material adverse change in the business, financial position or results of operations, or materially adversely affect the property or assets, of PIFM.]

3.   Purchase, Sale and Delivery of the Securities.  (a)  On the basis of the
     ---------------------------------------------
representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $15.00 per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer, certified or official bank check or checks drawn upon or by a New York Clearing House bank and payable in same day funds to the order of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Cleary, Gottlieb, Steen & Hamilton, One State Street Plaza, New York, New York at 11:00 A.M., New York time, on December 23, 1998, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date". The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

          (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this
Section 3, plus, if the purchase and sale of any Option Securities takes place after the Firm Closing Date and after the Firm Securities are trading "ex-dividend", an amount equal to the dividends payable on such Option Securities. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time, but not more than three times, within forty-five days after the date of the Prospectus (or, if such 45th day shall be a Saturday or Sunday or holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than seven business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

          (c) Simultaneous with delivery to the Underwriters of and payment by the Underwriters for (i) the Firm Securities on the Firm Closing Date and (ii) any Option Securities on the related Option Closing Date, the Manager and BlackRock jointly and severally agree to pay (or cause to be paid) to the Underwriters an amount equal to four and one-half percent (4.5%) of the purchase price per Share for each Share to be purchased by the Underwriters on such date by certified or official bank check or checks drawn upon or by a New York Clearing House Bank and payable in same day funds on such Firm Closing Date or Option Closing Date, as the case may be, to the order of Prudential Securities Incorporated for the respective accounts of the Underwriters purchasing the Shares on such date.

          (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

4.   Offering by the Underwriters.  Upon your authorization of the release of
     ----------------------------
the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

5.   Covenants.  (a) The Company covenants and agrees with each of the
     ---------
Underwriters that:

               (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the

          Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 497(b), (d) or (h), as the case may be, under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (A) will comply with all requirements imposed upon it by the Act, the Investment Company Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (B) will not file with the Commission the prospectus or the amendment referred to in the third sentence of Section 2(a)(i) hereof, any amendment or supplement to such prospectus or any amendment to the Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent, which consent shall not be unreasonably withheld. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

               (ii) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (A) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto,
          (B) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (C) the institution, threatening or contemplation of any proceeding for any such purpose or (D) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

               (iii) The Company will arrange for the qualification of the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith the
                      --------  -------
          Company shall not be required to qualify as a foreign business trust or to execute a general consent to service of process in any jurisdiction.

               (iv) If, at any time prior to the later of (A) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (B) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Investment Company Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a)(i) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

               (v) The Company will, without charge, provide (A) to the Representatives and to counsel for the Underwriters (X) a signed copy of the Notification of Registration and (Y) a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto), a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto), certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (B) to each other Underwriter, a conformed copy of such Notification of Registration and such registration statement and each amendment thereto (in each case without exhibits thereto) and (C) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request.

               (vi) The Company, as soon as practicable but in no event later than 60 days after the period covered thereby, will make generally available to its security holders and to the Representatives a consolidated earnings statement of the Company that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

               (vii) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

             (viii) The Company will use its best efforts to list, subject to notice of issuance, the Securities to be sold by it on the New York Stock Exchange simultaneously with the effectiveness of the Registration Statement.

             (ix) During a period of five years from the effective date of the Registration Statement, the Company will furnish to the Representatives copies of all reports and other communications (financial or other) furnished by the Company to its shareholders and, as soon as available, copies of any reports or financial statements furnished or filed by the Company to or with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

             (x) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any Shares or any securities convertible into, or exchangeable or exercisable for, Shares for a period of 180 days after the date hereof, except pursuant to this Agreement and to the Automatic Dividend Reinvestment Plan.

             (xi) The Company will not, directly or indirectly, (A) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (1) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or, except as contemplated by any Preliminary Prospectus, the Prospectus or this Agreement, (2) pay or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

             (xii) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

    (b)     The Manager covenants and agrees with each of the Underwriters that:

             (i) The Manager will not, directly or indirectly, (A) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) (1) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or, except as contemplated by any Preliminary Prospectus, the Prospectus or this Agreement, (2) pay or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

             (ii) In the event that the Company offers the opportunity to request to subscribe for Shares of the Company to employees and customers of the Manager and its affiliates, the Manager shall use its best efforts to communicate and explain to such employees and customers the appropriate risk profile that an investor should have in order to make an investment in the Shares.

             (iii) The Manager will use its best efforts to insure that the 1998 BlackRock Term Trust consummates its liquidation and redemption on or before December 23, 1998.

6.   Expenses.  The Company agrees to pay all costs and expenses incident to the
     --------
performance of the Company's obligations under this Agreement, to the extent such expenses in the aggregate do not exceed $0.02 per Share, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions (including the prospectus wrapper and letters to BlackRock and BBT shareholders and any other written materials prepared by the Company or authorized in writing by the Company), including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, the Notification of Registration, any Preliminary Prospectus (including without limitation, the expenses of printing the mailing folder for any Preliminary Prospectus and the expenses of attaching the mailing folder to each Preliminary Prospectus and of packaging each Preliminary Prospectus for distribution) and the Prospectus and any amendment or supplement thereto, this Agreement, the Sub-Investment Advisory Agreement, the Administration Agreement, the Custody Agreement, the Transfer Agent and Services Agreement and the Soliciting Dealer Agreement, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the Manager, the Custodian and the counsel, the accountants and any other experts or advisors retained by the Company, the Manager or BlackRock (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) any listing of the Securities on the New York Stock Exchange, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than shall have been specifically approved by the Representatives to be paid for by the Underwriters). To the extent the foregoing costs and expenses incident to the performance of the Company's obligations under this Agreement exceed in the aggregate $0.02 per Share, the Manager and BlackRock jointly and severally agree to pay, or cause to be paid, all such excess costs and expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company, the Manager or BlackRock to perform all obligations and satisfy all conditions on its respective part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company, the Manager and BlackRock jointly and severally agree to reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. Neither the Company, the Manager nor BlackRock shall in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

7.   Conditions of the Underwriters' Obligations.  The obligations of the
     -------------------------------------------
several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company, the Manager, BlackRock and PIFM contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's, the Manager's, BlackRock's and PIFM's officers made pursuant to the provisions hereof, to the performance by the Company, the Manager and BlackRock of its covenants and agreements hereunder and to the following additional conditions:

     (a) If the Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Registration Statement or such amendment shall have been declared effective not later than 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission, or such later time and date as shall have been consented to by the Representatives; the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 497(b), (d) or (h), as the case may be, under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

     (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, to the effect that:

             (i) the Company has been organized and is validly existing as a business trust in good standing under the laws of the State of Delaware and is qualified to transact business and is in good standing under the laws of each jurisdiction specifically identified to such counsel by the Company as a jurisdiction in which the Company owns or leases real property or conducts material business operations;

             (ii) the Company has the necessary power to own or lease its properties and conduct its business as described in the Prospectus, and the Company has the necessary power to enter into this Agreement, the Sub-Investment Advisory Agreement, the Investment Advisory Agreement, the Administration Agreement, the Custody Agreement and the Transfer Agent and Services Agreement to carry out all the terms and provisions hereof and thereof to be carried out by it;

             (iii) the Company is registered with the Commission pursuant to
          Section 8 of the Investment Company Act as a closed-end diversified management investment company; and the Company's declaration of trust and by-laws comply in all material respects with the Investment Company Act and the rules and regulations of the Commission thereunder;

             (iv) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the outstanding Shares have been duly authorized and validly issued and are fully paid and nonassessable; the Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange; no holders of outstanding Shares are entitled as such to any preemptive or other rights to subscribe for any of the Securities under any material indenture, mortgage, deed or trust, lease or other agreement or instrument, known to such counsel after due inquiry, to which the Company is a party or by which the Company or any of its properties are bound or under the Declaration of Trust or by-laws of the Company or under the State of Delaware Business Trust Act; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement under any material indenture, mortgage, deed or trust, lease or other agreement or instrument, known to such counsel after due inquiry, to which the Company is a party or by which the Company or any of its properties are bound or under the Declaration of Trust or by-laws of the Company or under the State of Delaware Business Trust Act;

             (v) the statements set forth under the heading "Description of Shares" in the Prospectus, insofar as such statements purport to summarize certain provisions of the Shares or the Company's Declaration of Trust, provide a fair summary of such provisions; the statements set forth under the heading "Taxes" in the Prospectus, insofar as such statements purport to summarize certain United States federal income tax considerations relating to the Company and to acquisition, ownership and disposition of shares, provide a fair summary of such considerations; and the statements set forth under the headings "The Trust", "Investment Restrictions", "Management of the Trust", "Dividends and Distributions" ,"Automatic Dividend Reinvestment Plan", "Custodian and Transfer Agent and Dividend Disbursing Agent" and "Underwriting" in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings;

             (vi) the execution and delivery of this Agreement have been duly authorized by all necessary action of the Company, and this Agreement has been duly executed and delivered by the Company;

             (vii) the execution and delivery of each of the Investment Advisory Agreement, the Sub-Investment Advisory Agreement, the Administration Agreement, the Custody Agreement and the Transfer Agent and Services Agreement have been duly authorized by all necessary action of the Company and the Investment Advisory Agreement, the Sub-Investment Advisory Agreement, the Administration Agreement, the Custody Agreement and the Agent Transfer and Administration Agreement comply in all material respects with all applicable provisions of the Investment Company Act and the Investment Advisory Agreement and the Sub-Investment Advisory Agreement comply in all material respects with all applicable provisions of the Advisers Act, and, assuming due authorization, execution and delivery by the other parties thereto, the Investment Advisory Agreement, the Sub-Investment Advisory Agreement, the Administration Agreement, the Custody Agreement and the Transfer Agent and Services Agreement are the legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms, except that enforceability thereof may be subject to
          (A) bankruptcy, insolvency, reorganization, moratorium and other laws whether statutory or decisional now or hereafter in effect relating to creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (B) as rights to indemnity may be limited by federal or state securities laws;

             (viii) (A) no legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or with respect to any of its properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

             (ix) subject to the qualification set forth in the following paragraph, no consent or approval of or other action, authorization, registration or qualification of or with any governmental authority which has not been obtained, taken or made (except such as may be required under state securities laws in connection with the purchase and distribution of the Securities by the Underwriters) is required under the laws of the State of Delaware, the Act, the Investment Company Act, the Advisers Act or the rules and regulations of the Commission thereunder, for the Company to execute and deliver this Agreement, the Investment Advisory Agreement, the Sub-Investment Advisory Agreement, the Administration Agreement, the Custody Agreement and the Transfer Agent and Services Agreement and the Automatic Dividend Reinvestment Plan and to consummate the transactions provided for therein. Such counsel need not express an opinion as to any such consent, approval, action or filing (A) which may be required solely as a result of your involvement in the transactions contemplated by this Agreement because of your legal or regulatory status or because of any other facts specifically pertaining to you; (B) the absence of which does not have any material adverse affect on you and does not deprive you of any material benefit under this Agreement; or (C) which can be readily obtained without significant delay or expense to you, without loss to you of any material benefit under this Agreement and without any material adverse effect on you during the period such consent, approval, action or filing was not obtained or effected;

                   such counsel's opinion shall relate only to consents, approval, actions and filings required under (i) the laws, rules and regulations that are specifically referred to in such opinion and (ii) laws, rules and regulations that are normally applicable to transactions of the type provided for in this Agreement, the Investment Advisory Agreement, the Sub-Investment Advisory Agreement, the Administration Agreement, the Custody Agreement and the Transfer Agent and Services Agreement and the Automatic Dividend Reinvestment Plan; the Registration Statement is effective under the Act; the filing of the Prospectus pursuant to Rule 497(b), (d) or (h), as the case may be, has been made in the manner and within the time period required by Rule 497(b), (d) or (h), as the case may be; and, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission;

             (x) subject to the qualification set forth in the following paragraph, the execution and delivery by the Company of this Agreement, the Investment Advisory Agreement, the Sub-Investment Advisory Agreement, the Administration Agreement, the Custody Agreement and the Transfer Agent and Services Agreement and the Automatic Dividend Reinvestment Plan and the consummation by the Company of the transactions provided for therein will not cause the Company to violate (A) any law of the State of Delaware, the Investment Company Act, the Advisers Act or the rules and regulations of the

          Commission under each, (B) the declaration of trust or by-laws of the Company or any material indenture, mortgage, deed of trust, lease or other agreement or instrument, specifically identified to such counsel by the Company as being material to the business of the Company or (C) any other statute, judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator to which the Company is subject; such counsel need not express an opinion as to any such violation (A) that may have become applicable to the Company solely as a result of the involvement of you in the transactions contemplated by this Agreement, because of your legal or regulatory status or because of any other facts specifically pertaining to you;
          (B) that does not have any material adverse effect on you and does not deprive you of any material benefit under this Agreement; or (C) which can be readily cured without significant delay or expense to you, without loss to you of any material benefit under this Agreement and without any material adverse effect on you during the period of such violation;

                    such counsel's opinion shall relate only to (i) the laws, rules and regulations that are specifically referred to in such opinion and (ii) laws, rules and regulations that are normally applicable to transactions of the type provided for in this Agreement, the Investment Advisory Agreement, the Sub-Investment Advisory Agreement, the Administration Agreement, the Custody Agreement and the Transfer Agent and Services Agreement and the Automatic Dividend Reinvestment Plan and (iii) other statutes, judgments, decrees, orders, rules and regulations of courts or other governmental authorities or arbitrators specifically identified to such counsel by the Company as being material to the business or financial condition of the Company;

             (xi) the Registration Statement originally filed with respect to the Securities and each amendment thereto and the Prospectus (in each case, other than the financial statements and other financial and/or statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Investment Company Act and the respective rules and regulations of the Commission thereunder;

             (xii) The Shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, and the Company's Registration Statement on Form 8-A under the Exchange Act is effective;

             (xiii) The form of the certificates for the Shares conform to the requirements of Delaware law; and

          Such counsel shall state that they have participated in conferences with officers and other representatives of, and counsel for, the Company, the Manager and BlackRock, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, such counsel need not pass upon, and need not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and need have made no independent check or verification thereof, on the basis of the foregoing, such counsel shall state that no facts have come to their attention that have led them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date and the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion or belief with respect to the financial statements, schedules and other statistical or financial data included in or excluded from the Registration Statement or the Prospectus or the exhibits to the Registration Statement or incorporated by reference therein.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, the Manager and BlackRock and public officials.

          References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

      (c)   The Representatives shall have received an opinion, dated the Firm
Closing Date, of [      ], Esq., [general counsel] of the Manager, to the effect
that:

             (i) the Manager is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Manager;

             (ii) the Manager has corporate power to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus, and the Manager has corporate power to enter into this Agreement, the sub-Investment Advisory Agreement and the Administration Agreement and to carry out all the terms and provisions hereof and thereof to be carried out by it;

             (iii) the Manager is duly registered with the Commission as an investment adviser under the Advisers Act; and the Manager is not prohibited by any provision of the Advisers Act or the Investment Company Act, or the respective rules and regulations of the Commission thereunder, from performing its obligations under the Sub-Investment Advisory Agreement as contemplated by the Registration Statement and the Prospectus;

             (iv) the execution and delivery of this Agreement, the Sub-Investment Advisory Agreement and the Administration Agreement have been duly authorized by all necessary corporate action of the Manager; this Agreement, the Sub-Investment Advisory Agreement and the Administration Agreement have been duly executed and delivered by the Manager; and, assuming due authorization, execution and delivery by the Company, the Sub-Investment Advisory Agreement and the Administration Agreement are the legal, valid and binding agreements of the Manager enforceable against the Manager in accordance with their respective terms, except that enforceability thereof may be subject to (A) bankruptcy, insolvency, reorganization, moratorium and other laws whether statutory or decisional now or hereafter in effect relating to creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (B) as rights to indemnity may be limited by federal or state securities laws, and comply in all material respects with the Advisers Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder;

             (v) the compliance by the Manager with the provisions of this Agreement, the Sub-Investment Advisory Agreement and the Administration Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Manager is a party or by which the Manager or any of its properties are bound, or the charter documents or by-laws of the Manager or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator, stock exchange or securities association known to such counsel and applicable to the Manager; and

             (vi) no legal or governmental proceedings are pending to which the Manager is a party or to which the property of the Manager is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein and, to the best knowledge of such counsel after due inquiry, no such proceedings have been threatened against the Manager or with respect to any of its properties.

          Such counsel shall also state that the description of the Manager and its business contained in the Prospectus complies in all material respects with the requirements of the Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder and, to the best knowledge of such counsel after due inquiry, that the Registration Statement with respect to the statements regarding the Manager, as of its effective date, does not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that the Prospectus, as of its date and the date of such opinion, does not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates and other statements and representations, oral and written, of responsible officers of the Company, the Manager and BlackRock and public officials and others.

          References to the Registration Statement and the Prospectus in this paragraph (c) shall include any amendment or supplement thereto at the date of such opinion.

     (d)    The Representatives shall have received an opinion, dated the Firm
Closing Date, of [      ], Esq., [general counsel] of BlackRock, to the effect
that:

             (i) BlackRock is duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

             (ii) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of BlackRock; this Agreement has been duly executed and delivered by BlackRock; and

             (iii) the description of BlackRock and its business contained in the Prospectus complies in all material respects with the requirements of the Act and the Investment Company Act and the respective rules and regulations of the Commission thereunder and, to the best knowledge of such counsel after due inquiry, that the Registration Statement with respect to the statements regarding BlackRock, as of its effective date, does not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that the Prospectus, as of its date and the date of such opinion, does not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, the Manager and BlackRock and public officials.

          References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

     (e) The Representatives shall have received an opinion, dated the Firm Closing Date, of Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

     (f) The Representatives shall have received from Deloitte & Touche LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

             (i) they are independent accountants with respect to the Company within the meaning of the Act, the Investment Company Act and the respective rules and regulations thereunder;

             (ii) in their opinion, the Statement of Assets and Liabilities examined by them and included in the Registration Statement and the Prospectus complies in form in all material respects with the applicable accounting requirements of the Act, the Investment Company Act and the respective rules and regulations of the Commission thereunder;

             (iii) on the basis of a reading of the latest available interim financial statements of the Company, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of trustees and any committees thereof of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that at a specific date not more than five business days prior to the date of such letter, there were any changes in the shares of beneficial interest or long-term debt of the Company or any decreases in stockholders' equity of the Company, in each case compared with amounts shown on the Statement of Assets and Liabilities included in the Registration Statement and the Prospectus; and

             (iv) they have recalculated certain data of a statistical or financial nature identified by the Representatives and appearing in the Prospectus, including without limitation, under the captions "Trust Expenses" and "Other Investment Practices" and agree with the Company's calculation of such data as set forth in the Prospectus.

          In the event that the letters referred to above set forth any such changes or decreases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes or decreases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

          References to the Registration Statement and the Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

     (g) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that:

             (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

             (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

             (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company, except in each case as described in or contemplated by the Prospectus (inclusive of any amendment or supplement thereto prior to date of such certificate).

     (h) The Representatives shall have received a certificate, dated the Firm Closing Date, of the principal executive officer and the principal financial or accounting officer of each of the Manager and BlackRock to the effect that:

             (i) the representations and warranties of the Manager in this Agreement are true and correct as if made on and as of the Firm Closing Date; the description of the Manager and BlackRock and their businesses contained in the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

             (ii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Manager nor BlackRock has sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business prospects, net worth or results of operations of the Manager or BlackRock, except in each case as described in or contemplated by the Prospectus (inclusive of any amendment or supplement thereto prior to the date of such certificate).

     (i) On or before the Firm Closing Date, the Representatives shall have received from each Trustee and officer of the Company a letter, dated the Firm Closing Date, containing the agreement of such Trustee and officer not to, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer to sell, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any Shares or any securities convertible into, or exchangeable or exercisable for, Shares for a period of 180 days after the date hereof.

     (j) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

     (k) Prior to the commencement of the offering of the Securities, the Securities shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

          All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company, the Manager and BlackRock shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

          The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm

Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

8.   Indemnification and Contribution.  (a)  The Company, the Manager and
     --------------------------------
BlackRock jointly and severally agree to indemnify and hold harmless each Underwriter and each other broker-dealer or financial institution that has signed that certain Soliciting Dealer Agreement, dated November 23, 1998 (each, a "Soliciting Dealer") and each person, if any, who controls any Underwriter or Soliciting Dealer within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, such Soliciting Dealer or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

             (i) any untrue statement or alleged untrue statement made by the Company, the Manager or BlackRock in Section 2 of this Agreement,

             (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, including the Notification of Registration, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

             (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or

             (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio, visual or written materials, including without limitation, slides, videos, films and tape recordings used in connection with the marketing of the Securities, provided that such materials were prepared by or provided by the Company, or including without limitation, communications by the Company to securities analysts employed by the Underwriters and will reimburse, as incurred, each Underwriter, each Soliciting Dealer and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter, such Soliciting Dealer or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that
                                                         --------  -------
          neither the Company, the Manager nor BlackRock will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein and provided, further, that neither the Company nor
                                        -------- --------
          BlackRock will be Liable to any Underwriter, any Soliciting Dealer or any person controlling such Underwriter or such Soliciting Dealer with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter or such Soliciting Dealer but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(a)(iv) and (v) of this Agreement. This indemnity agreement will be in addition to any liability which the Company, the Manager or BlackRock may otherwise have. Neither the Company, the Manager or BlackRock will, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters, all of the Soliciting Dealers and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

     (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, the Manager or BlackRock, each of the Company's trustees, each of the Company's officers who signed the Registration Statement and each person, if any, who controls the Company, the Manager or BlackRock within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such trustee, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company, the Manager or BlackRock or any such trustee, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

       (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both
       --------  -------
the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

       (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Company, the Manager and BlackRock on the one hand (it being understood that for such purpose, the Company, the Manager and BlackRock shall be treated as one entity) and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Manager, BlackRock or the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Manager, BlackRock and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each trustee of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company, the Manager or BlackRock within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company, the Manager or BlackRock, as the case may be.

9.   Default of Underwriters.  If one or more Underwriters default in their
     -----------------------
obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such

Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company, the Manager or BlackRock other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

10.   Survival.  The respective representations, warranties, agreements,
      --------
covenants, indemnities and other statements of the Company, the Manager and BlackRock and the officers of the Company, the Manager and BlackRock and the several Underwriters set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of
(i) any investigation made by or on behalf of the Company, the Manager, BlackRock, any of their officers or trustees, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

11.   Termination.  (a)  This Agreement may be terminated with respect to the
      -----------
Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company or the Manager shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

             (i) the Company, the Manager or BlackRock shall have, in the sole judgment of the Representatives, sustained any material loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company, the Manager or BlackRock, as the case may be), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company the Manager or BlackRock, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

             (ii) trading in the Shares shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or minimum or maximum prices shall have been established;

             (iii) a banking moratorium shall have been declared by New York or United States authorities; or

             (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political of financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

          (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

12.    Information Supplied by Underwriters.  The statements set forth in the
       ------------------------------------
last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(a)(ii) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

13.    Notices.  All communications hereunder shall be in writing and, if sent
       -------
to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group; if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 345 Park Avenue, New York, New York 10154; if sent to the Manager, shall be mailed, delivered or telegraphed and confirmed in writing to the Manager at BlackRock Financial Management, Inc.,

345 Park Avenue, New York, New York 10154; and if sent to BlackRock, shall be mailed, delivered or telegraphed and confirmed to it in writing to BlackRock at 345 Park Avenue, New York, New York 10154.

14.    Successors.  This Agreement shall inure to the benefit of and shall be
       ----------
binding upon the several Underwriters, the Company, the Manager, BlackRock and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company, the Manager and BlackRock contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in
Section 8 of this Agreement shall also be for the benefit of the trustees of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company, the Manager or BlackRock within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

15.    Limitation of Liability of Trustees and Shareholders.  A copy of the
       ----------------------------------------------------
Company's Declaration of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that this Agreement is executed on behalf of the Company's Trustees as Trustees under the Declaration of Trust and not individually. The Underwriters acknowledge and agree that the obligations of the Company hereunder are not personally binding upon any of the Trustees or shareholders of the Company are binding only upon property of the Company.

16.    Applicable Law.  The validity and interpretation of this Agreement,
       --------------
and the terms and conditions set forth herein, shall be governed by and construed in accordance with the law of the State of New York, without giving effect to any provisions relating to conflicts of laws.

17.    Counterparts. This Agreement may be executed in two or more counterparts,
       ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. If signed in counterparts, the Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Manager, BlackRock and each of the several Underwriters.

                                        Very truly yours,

                                        THE BLACKROCK HIGH YIELD TRUST

                                        By __________________________
                                           Name:
                                           Title:

                                        BLACKROCK FINANCIAL MANAGEMENT, INC.

                                        By __________________________
                                           Name:
                                           Title:

                                        BLACKROCK ADVISORS, INC.

                                        By __________________________
                                           Name:
                                           Title:

                                        PRUDENTIAL INVESTMENTS FUND
                                           MANAGEMENT L.L.C.

                                        By __________________________
                                           Name:
                                           Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

PRUDENTIAL SECURITIES INCORPORATED
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
PAINEWEBBER INCORPORATED
SALOMON SMITH BARNEY INC.

By  PRUDENTIAL SECURITIES INCORPORATED


By _________________________________
     Name:  Jean-Claude Canfin
     Title: Managing Director

For itself and on behalf of the Representatives.

                                   SCHEDULE 1

                                  UNDERWRITERS


                                                        Number of Firm
                                                         Securities to
Underwriter                                              be Purchased
-----------                                              ------------
Prudential Securities Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
PaineWebber Incorporated
Salomon Smith Barney Inc.


                                                         Total [     ]
                                                               =======